UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  January 29, 2018
(Date of earliest event reported)

FEDERATED NATIONAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	000-25001	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14050 N.W. 14th Street, Suite 180
Sunrise, FL	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 293-2532

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.08.	Shareholder Director Nominations.

The information below under Item 8.01 of this Form 8-K is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01	Other Events.

The Board of Directors of Federated National Holding Company, a Florida corporation (the “Company”), has established May 31, 2018 as the date of the Company’s 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”). Because the date of the 2018 Annual Meeting is being advanced by more than 30 days from the anniversary date of the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”), in accordance with Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing shareholders of this change.

The time and location of the 2018 Annual Meeting will be specified in the Company’s proxy statement for the 2018 Annual Meeting. Because the date of the 2018 Annual Meeting has been changed by more than 30 days from the anniversary of the 2017 Annual Meeting, a new deadline has been set for submission of proposals by stockholders intended to be included in the Company’s 2018 proxy statement.

Pursuant to Rule 14a-8 of the proxy rules of the Securities and Exchange Commission (the “SEC”), a shareholder intending to present a proposal to be included in the proxy statement for our 2018 Annual Meeting must deliver a proposal in writing to our principal executive offices no later than a reasonable time before we begin to print and mail the proxy materials for the 2018 Annual Meeting.  Accordingly, the new deadline for submission of proposals to be included in the proxy statement for the 2018 Annual Meeting is March 31, 2018.  Proposals should be addressed to:  Corporate Secretary, Federated National Holding Company, 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323.  Proposals of shareholders must also comply with the SEC’s rules regarding the inclusion of shareholder proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules.

The Company’s Bylaws set forth when a shareholder must provide notice to the Company of proposals intended to be presented at, but not included in the proxy materials for, our 2018 Annual Meeting, including director nominations for election to the Company’s Board.  These notices must be timely received by us in writing at our principal executive offices, addressed to the Corporate Secretary of the Company as indicated above.  Under the Company’s Bylaws, to be timely, a shareholder’s notice must be delivered to or mailed and received at the Company’s principal executive offices not less than 60 days, nor more than 90 days, prior to the meeting. A shareholder’s notice to the Corporate Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting the information described in the Company’s Bylaws.  A copy of the Company’s Bylaws has been filed as Exhibit 3.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, filed with the SEC on August 9, 2017, or can be obtained by contacting the Company’s Corporate Secretary at the address above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED NATIONAL HOLDING COMPANY

Date: January 29, 2018	By:	/s/	Ronald A. Jordan
	Name:		Ronald A. Jordan
	Title:		Chief Financial Officer
(Principal Financial Officer)